Exhibit 10.3
                          Registration Rights Agreement


     Registration Rights Agreement dated October 28, 1996 by and between Esquire Communications Ltd., a Delaware corporation (the "Company"), and M & M Reporting Referral Service, Inc. (the "Investor").

                              W I T N E S S E T H :

     WHEREAS, the Company desires to grant to the Investor certain registration rights with respect to Registrable Securities (as hereinafter defined) owned by the Investor;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration set forth herein, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

       "Commission" means the Securities and Exchange Commission.

       "Common Stock" means shares of common stock, par value $.01 per share, of the Company.

      "Costs and Expenses" means all of the costs and expenses relating to the Registration Statement involved, including, but not limited to, blue-sky expenses, printing expenses, Commission filing fees, fees and disbursements of one counsel for the Selling Investors and fees and disbursements of counsel to the Company; provided, however, that Costs and Expenses shall not include underwriting discounts and commissions and reimbursable underwriters' expenses, all of which shall be borne pro rata by the Selling Investors.

   "Registrable Securities" means (a)
any shares of Common Stock acquired by the Investor pursuant to the provisions of the Asset Purchase Agreement dated May 22, 1996, as amended, by and among the Company, the Investor, Harvey Melman, Richard Barrett and Carlton Dawson and (b) any securities issued as a dividend on or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in subsection (a) above including, without limitation, stock splits, reclassifications, recapitalizations or similar events; provided, however, that a security is not a Registrable Security after (i) it has been effectively registered under the Securities Act and transferred pursuant to such registration or (ii) it is disposed of, or, at the time of the proposed registration, is capable of being disposed of, pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation as to volume.

    "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal law then in force.

    "Selling Investors" means holders whose Registrable Securities are included in a registration statement filed by the Company pursuant to this Agreement.

     2.       REGISTRATION RIGHTS.

              2.1. REQUIRED REGISTRATION.  (a) At
any time after one year from the date hereof and prior to five years from the date hereof, the Investor may give written notice to the Company of the proposed disposition of Registrable Securities, specifying the number of Registrable Securities so to be sold or disposed of and requesting that the Company effect the registration under the Securities Act of such Registrable Securities. The Company shall only be required to effect such registration if the Registrable Securities for which registration has been requested shall constitute at least 25% of the Registrable Securities originally issued, as adjusted for stock splits, dividends, reclassifications, recapitalizations or other similar events. The Company shall use its best efforts to cause an appropriate registration statement (the "Registration Statement") covering such Registrable Securities to be filed with the Commission within 30 days of receiving such notice from the Investor and to become effective as soon as reasonably practicable and to remain effective until the completion of the distribution of the Registrable Securities to be offered or sold. The Company shall not be obligated to file more than one Registration Statement pursuant to the provisions of this Section 2.1, provided such Registration Statement is declared effective by the Commission and remains effective until the earlier of the expiration of 120 days or the consummation of the sale of all Registrable Securities thereunder. The Company shall not be required to keep a Registration Statement effective for a period of more than 120 days. The Company's registration obligations under this Section
2.1 shall be deemed satisfied (i) when a Registration Statement shall have become effective and there has been a complete distribution of the Registrable Securities to be offered or sold, (ii) upon the withdrawal by the Investor of the request for such Registration Statement after such Registration Statement has been filed with the Commission or (iii) the expiration of 120 days from effectiveness of such Registration Statement during which period it remained fully effective. The Company shall bear the Costs and Expenses of such Registration Statement. Notwithstanding anything to the contrary contained herein, the Company may defer compliance with a request until 120 days after the effective date of a registration statement filed by the Company in which holders of Registrable Securities shall have been entitled to join pursuant to this
Section 2.1 or Section 2.3 without restriction as to number of shares.

     (b) The Company may include in the Registration Statement under Section 2.1(a) any other shares of its Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such Registration Statement of such shares will not, in the opinion of the managing underwriter, if the Registration Statement covers an underwritten offering, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the Registrable Securities sought to be registered by the holder or holders pursuant to Section 2.1(a). If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter.

     (c) Notwithstanding the foregoing, if the Company shall furnish to the holder of Registrable Securities requesting a registration statement pursuant to
Section 2.1(a), a certificate signed by an officer of the Company stating that
(i) the Company is conducting or about to conduct an offering of its securities and has been advised by its investment banker in writing that such offering will be adversely affected by the registration so demanded, accompanied by a copy of such written advice from such investment banker, or (ii) the Company is engaged in a financing, merger, acquisition of assets, sale of assets, recapitalization or other similar corporate action which would relate to or involve more than 10% of the Company's assets or revenues and in the good faith judgment of the Board of Directors it would seriously impair the ability of the Company to effect the registration or would be seriously detrimental to the Company and its stockholders if such transaction were to be disclosed at such time, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for registration; provided, however, that the Company may not utilize this deferral right more than once in any twelve month period.

     (d) If the Investor desires to sell Registrable Securities in an underwritten offering, the underwriter will be selected by the Investor, subject to the reasonable approval of the Company.

     2.2. PROCEDURE FOR REGISTRATION. In connection with the filing of a Registration Statement pursuant to Section 2.1 or 2.3 hereof, and in supplementation and not in limitation of the provisions hereof, the Company shall:

     (a) Notify the Selling Investors as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement;

     (b) Notify the Selling Investors, promptly after the Company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of such Registration Statement has been filed;

     (c) Notify the Selling Investors promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

     (d) Prepare and promptly file with the Commission, and promptly notify the Selling Investors of the occurrence of any event requiring the preparation of, any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, prepare and file with the Commission, promptly upon the Selling Investors' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities; in the event the Company shall be obligated to give such notice and does not continuously maintain the effectiveness of the Registration Statement, the Company shall extend the period during which such Registration Statement shall be maintained effective as provided in Section 2.1(a) hereof by the number of days from and including the date of the occurrence giving rise to the obligation to give such notice of supplemented or amended prospectus.

     (e) Prepare, promptly upon request of the Selling Investors or any underwriters for the Selling Investors, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

     (f) Advise the Selling Investors immediately after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

     (g) Use its best efforts to register or qualify, contemporaneously with federal registration, the Registrable Securities for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Investors; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions unless the Company is already subject to such service in such jurisdiction and except as may be required by the Securities Act;

     (h) make available for inspection by any Selling Investor and any underwriter participating in any disposition pursuant to such Registration Statement, counsel for the Selling Investors and any attorney, accountant or other agent retained by any such Selling Investor or underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, provided, however, that Records the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, provided that any Selling Investor and any Inspector agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company (at the Company's expense) to undertake appropriate action to prevent disclosure of the Records deemed confidential;

     (i) keep each Selling Investor advised in writing as to the initiation and progress of any registration hereunder;

     (j) furnish, at the request of any Selling Investors on the date that such Registrable Securities are delivered to the underwriters for the sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Selling Investors making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Selling Investors requesting such opinion may reasonably request; provided such matters are of a nature that legal counsel are normally required to opine upon in connection with such a registration or offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Selling Investors making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as the Selling Investors requesting such letter may reasonably request; provided such matters are of a nature that accountants are normally required to opine upon in connection with such registration or which shall be necessary to effectuate such registration or offering.

     (k) Furnish the Selling Investors, as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto and such other documents as such Selling Investor may reasonably request in order to facilitate the disposition of the Registrable Securities, all in such quantities as the Selling Investors may, from time to time, reasonably request; and

     (l) If requested by the Selling Investors, enter into and perform agreements (including an underwriting agreement) containing customary provisions and reflecting the foregoing and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

                                        2.3.  INCIDENTAL REGISTRATION. If at
any time prior to five years from the date hereof, the Company shall propose the filing of a Registration Statement under the Securities Act of any securities of the Company, otherwise than pursuant to Section 2.1 hereof and other than a registration statement on Forms S-8 or S-4 or any equivalent form then in effect, then the Company shall give the holders of Registrable Securities not less than 15 days written notice prior to the proposed date of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Registrable Securities then owned by such holders, which such holders shall request (such holders to be considered Selling Investors), by notice given by such holders to the Company within 15 days after the receipt of such notice by the Company, to be so included with identical terms and conditions. In the event of the inclusion of Registrable Securities pursuant to this Section 2.3, the Company shall bear the Costs and Expenses of such registration. In the event the registration is in connection with a secondary offering on behalf of holders of Purchase Options dated May 18, 1993 to purchase an aggregate of 125,000 shares of Common Stock and 125,000 warrants issued in connection with the Company's initial public offering (the "Purchase Options"), then the prior written consent of the "Majority Holders of the Registrable Securities" (as defined in the Purchase Options) shall be required for inclusion of any Registrable Securities. In the event the distribution of securities of the Company covered by a Registration Statement referred to in this Section 2.3 is to be underwritten, then the Company's obligation to include Registrable Securities in such Registration Statement shall be subject, at the option of the Company, to the following further conditions:

     (a) The distribution for the account of the Selling Investors shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and the Selling Investors will enter into an agreement with such underwriters containing customary provisions no less that those pertaining to the Company and other selling holders;

     (b) If the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding 180 days from the effective date of the Registration Statement, then such restrictions will be binding upon the Selling Investors and, if requested by the Company, the Selling Investors will enter into a written agreement to that effect and containing no more restrictive terms or conditions than those pertaining to the Company and other selling holders; and

     (c) (i) If the registration is an underwritten primary registration on behalf of the Company and the managing underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that the aggregate amount of securities of the Company which the holders of Registrable Securities and the Company propose to include in such Registration Statement would adversely affect the marketing of the securities or the proceeds of the offering payable to the Company, the Company will include in such registration, first the securities which the Company proposes to sell, second, any securities the Company is required to include pursuant to the Purchase Options, third, any securities the Company is required to include pursuant to registration rights granted by the Company prior to the date hereof, fourth, Registrable Securities of the holders of Registrable Securities, and fifth, securities held by any holders of other piggyback registration rights, if any, which can be included herein without, in the good faith judgment of the managing underwriters of such offering, materially and adversely affecting the marketing of the securities or the proceeds of the offering payable to the Company, pro rata among the holders thereof, in each case on the basis of the relative number of securities of the Company requested to be included in such registration by such holders, and

               (ii) if the registration is in connection with an underwritten secondary offering on behalf of any of the other security holders of the Company and the managing underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that the aggregate amount of securities which the holders of Registrable Securities and such security holders propose to include in such registration would adversely affect the marketing of the securities or the proceeds of the offering payable to such other security holders of the Company, the Company will include in such registration, first, the securities to be sold for the account of any other holders entitled to demand registration, second, any securities required to be registered pursuant to the Purchase Options, third, any securities the Company is required to include pursuant to registration rights granted by the Company prior to the date hereof, fourth, the Registrable Securities of the holders of Registrable Securities, and fifth, securities held by other holders electing to include securities in such offering which can be included in such offering without, in the written opinion of the managing underwriters of such offering, adversely affecting the marketing of the securities or the proceeds of the offering payable to such other security holders, pro rata among the holders thereof, in each case on the basis of the relative number of securities of the Company requested to be included in such registration by such holders. Registrable Securities proposed to be registered and sold pursuant to an underwritten offering for the account of the holders of Registrable Securities shall be sold to prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company, the holders of Registrable Securities and any other holders demanding registration and the prospective underwriters. The Company may withdraw any Registration Statement initiated by the Company pursuant to this
Section 2.3 at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to the holders of Registrable Securities.

             2.4. INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Selling Investor, any underwriter (as defined in the Securities Act) for such Selling Investor, each officer and director of such Selling Investor, and each person, if any, who controls such Selling Investor or such underwriter within the meaning of the Securities Act (but, in the case of an underwriter or a controlling person, only if such underwriter or controlling person indemnifies the persons mentioned in subdivision (b) of Section 2.5 hereof in the manner set forth therein), against any losses, claims, damages or liabilities, joint or several, to which such Selling Investor or any such underwriter, officer, director or controlling person becomes subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement under which Registrable Securities were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, or (ii) arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) arising out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with such registration; and the Company will reimburse such Selling Investor and any such underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by such Selling Investor, or any such partner, officer, director, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such person expressly for inclusion in any of the foregoing documents.

                2.5. INDEMNIFICATION BY SELLING INVESTORS.
Each Selling Investor shall:

                     (a) Furnish in writing all information to the Company concerning itself and its holdings of securities of the Company as shall be required in connection with the preparation and filing of any Registration Statement covering any Registrable Securities; and

                     (b) Indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement) or contained on the effective date thereof, in any Registration Statement under which Registrable Securities were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Investor expressly for inclusion in any of the foregoing documents, and such Selling Investor shall reimburse the Company and any such underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

         2.6. CONTRIBUTION. In order to
provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any Selling Investor or other person or entity entitled to indemnification under this Agreement, makes a claim for indemnification pursuant to Section 2.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 2.4 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such Selling Investor or other person in circumstances for which indemnification is provided under Section 2.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Selling Investor or other person is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered in such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (i) no such Selling Investor or other person will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration Statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                2.7. NOTIFICATION BY SELLING INVESTORS. Each Selling Investor and each other person indemnified pursuant to Section 2.4 hereof will, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company's having to indemnify it pursuant to Section 2.4 hereof, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Selling Investor within 10 days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel approved by the Investor (which approval shall not be unreasonably withheld) or such other indemnified person, as the case may be; provided, however, that such Selling Investor shall be entitled to retain its own counsel at the Company's expense if it believes (i) it has defenses available to it which are not available to the Company or (ii) the Company fails to timely or actively assume or continue to assume the defense or (iii) if such Selling Investor believes there exists a potential for conflict of interest between the Company and such Selling Investor. The omission to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Selling Investor or such other indemnified person, as the case may be, under
Section 2.4 hereof, except to the extent the Company shall suffer any loss by reason of such failure to give notice and shall not relieve the Company of any other liabilities which it may have under this or any other agreement.

             2.8. NOTIFICATION BY COMPANY. The Company agrees that, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Selling Investor having to indemnify the Company pursuant to subdivision (b) of
Section 2.5 hereof, the Company will promptly notify such Selling Investor in writing of the commencement of such action and permit such Selling Investor, if such Selling Investor so notifies the Company within 10 days after receipt by it of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company. The omission to notify such Selling Investor promptly of the commencement of any such action will not relieve such Selling Investor of liability to indemnify the Company under subdivision (b) of Section 2.5 hereof, except to the extent that such Selling Investor suffers any loss by reason of such failure to give notice and shall not relieve such Selling Investor of any other liabilities which it may have under this or any other agreement.

          2.9. RESTRICTIONS ON SALES. Each holder of Registrable Securities severally agrees not to effect any public sale or distribution of Registrable Securities which are not included in any Registration Statement filed with respect to securities of the Company during the 10-day period prior to, and during the 180-day period beginning on, the effective date of each such Registration Statement.

          2.10.  REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.   With a view
to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, and any other rule or regulation of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration (collectively "Exemption Rules") or pursuant to a registration statement, the Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144 or other Exemption Rules; (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                (c) take such further action to the extent required from time to time to enable such Investor to sell Registrable Securities pursuant to a Registration Statement or without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or other Exemption Rules; and

               (d) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144, the Exemption Rules, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to a Registration Statement.

          2.11. NON-ISSUER ELIGIBILITY. The Company will, at all times during the term hereof, use its best efforts to have its Common Stock eligible for non-issuer trading in the State of California.

 3. MISCELLANEOUS.

          3.1. NOTICES. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time five days after being mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or received if sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate confirmation is received.

If to the Company:      Esquire Communications Ltd.
                        342 Madison Avenue New York, NY 10173
                        attn: Malcolm L. Elvey

                                - copy to -

                       Stroock & Stroock & Lavan
                       7 Hanover Square
                       New York, NY 10004
                       Attn:  Martin H. Neidell

If to the Investor:    P.O. Box 11466
                       Santa Ana, California 92711

                             - copy to -

                       Palmieri, Tyler, Wiener,
                         Wilhelm & Waldron
                       2603 Main Street
                       East Tower - Suite 1300
                       Irvine, CA 92714
                       Attn: Alan H. Wiener

          3.2. SUCCESSORS AND ASSIGNS. This Agreement is solely for the benefit of the parties and their respective successors and assigns, including subsequent holders of Registrable Securities. Nothing herein shall be construed to provide any rights to any other entity or individual.

         3.3. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

        3.4. HEADINGS. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

       3.5. GOVERNING LAW. This Agreement
shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such State.

      3.6. SEVERABILITY. Should any part, term, condition or provision hereof or the application thereof be declared illegal, invalid or otherwise unenforceable or in conflict with any other law by a court of competent jurisdiction, the validity of the remaining parts, terms, conditions or provisions of this Agreement shall not be affected thereby, and the illegal, invalid or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact, except to the extent necessary to conform to the redrafted portions hereof.

     3.7. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all proposals, commitments, writings, negotiations, discussions, agreements and understandings, oral or written, of every kind and nature between them concerning the subject matter hereof. This Agreement may not be amended or otherwise modified and no provision hereof may be waived, without the consent of the holders of a majority of the Registrable Securities. No discharge of the terms hereof shall be deemed valid unless by full performance by the parties or by a writing signed by the parties. A waiver by any party of any breach or violation of any provision of this Agreement shall not be deemed or construed as a waiver of any other breach or violation hereof. This Agreement is subject to, and limited by, the provisions contained in the Purchase Options.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          ESQUIRE COMMUNICATIONS LTD.

                          By:____________________________

                          M & M REPORTING REFERRAL SERVICE, INC.

                          By:_____________________________